SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "Amendment") is made effective as of April 21, 2006 by and between **DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP**, **DIXON-MILL ASSOCIATES II (PHASE TWO) LIMITED PARTNERSHIP**, and **DIXON-MILL ASSOCIATES III (PHASE THREE) LIMITED PARTNERSHIP**, each a New Jersey limited partnership (collectively, "Seller"), and **RMPC DIXON LLC**, a Delaware limited liability company ("Purchaser").

BACKGROUND

Seller and Purchaser have entered into a certain Agreement of Purchase and Sale dated as of April 3, 2006 and effective as of March 1, 2006 (the "Original Agreement"), as amended by that First Amendment to Agreement of Purchase and Sale effective as of the date hereof by and between Seller and Purchaser (the "First Amendment" and together with the Original Agreement, the "Agreement") by and through which Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller certain real and personal property in Jersey City, New Jersey known as the Dixon Mills Apartments and as more particularly described in the Agreement. Seller and Purchaser now desire to amend the Agreement as set forth herein. Capitalized terms not otherwise defined herein will have the meanings assigned to such terms in the Original Agreement.

AGREEMENTS

NOW, THEREFORE, for and in consideration of the covenants and conditions set forth in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Seller and Purchaser agree as follows:

1. The expiration of the Due Diligence Period, as defined in Article I of the Agreement and as extended pursuant to Section 1 of the First Amendment, is extended from 11:59 p.m. Eastern Time on April 24, 2006 until 11:59 pm Eastern Time on April 27, 2006.

2. The Closing Date is extended from May 21, 2006 until May 26, 2006.

3. Purchaser may, at its sole option, further extend the expiration of the Due Diligence Period until 11:59 pm Eastern Time on May 5, 2006 by delivering to Seller, with a copy to the Title Company, on or before 5:00 pm Eastern Time on April 27, 2006 written notice of its election to further extend the expiration of the Due Diligence Period (the "Notice"). In order to be effective, (i) the Notice must include a statement authorizing the Title Company to release the Released Deposit (as defined below) to Seller and (ii) Purchaser must simultaneously exercise its right to extend the expiration of the Due Diligence Period under the Ticonderoga Agreement, as amended. In the event Seller timely receives an effective Notice from Purchaser, then (a) the Closing Date will be extended from May 26, 2006 until June 5, 2006 and (b) \$87,879.00 (the "Released Deposit") of the Deposit will immediately become non-refundable, and will be released by the Title Company to Seller. If and when Closing occurs pursuant to the Agreement, the Released Deposit will be applied against the Purchase Price. If the Agreement is

terminated prior to Closing, Purchaser will not receive a return of the Released Deposit, even if Purchaser would otherwise receive the remainder of the Deposit pursuant to the Agreement.

4. Except as set forth in this Amendment, all other terms, covenants and conditions set forth in the Agreement remain unaltered and in full force and effect.

5. To facilitate execution, this Amendment may be executed in as many counterparts as may be required. It shall not be necessary that the signatures on behalf of all parties appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement. For purposes of this Amendment, facsimile signatures shall be deemed originals. Notwithstanding any other provision of this Amendment, the parties hereto agree that the execution and delivery of this Amendment and any amendments hereto may be conducted by electronic means as provided by the Uniform Electronic Transactions Act, N.J.S.A. 12A:12-1 *et seq.*

6. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey.

7. This Amendment shall be binding upon the parties and their respective successors and permitted assigns.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of the parties hereto as of the date designated below.

Seller:

DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By: ____________________
Mark M. Bava, Executive Vice President

DIXON-MILL ASSOCIATES II (PHASE TWO) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By: ____________________
Mark M. Bava, Executive Vice President

DIXON-MILL ASSOCIATES III (PHASE THREE) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By: ____________________
Mark M. Bava, Executive Vice President

Purchaser:

RMPC DIXON, LLC, a Delaware limited liability company

By: ____________________
Timothy M. Jones, Manager

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of the parties hereto as of the date designated below.

Seller:

DIXON-MILL ASSOCIATES I (PHASE ONE) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:______________________________
Mark M. Bava, Executive Vice President

DIXON-MILL ASSOCIATES II (PHASE TWO) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:______________________________
Mark M. Bava, Executive Vice President

DIXON-MILL ASSOCIATES III (PHASE THREE) LIMITED PARTNERSHIP, a New Jersey limited partnership

BY: DIXON VENTURE CORP., its general partner

By:______________________________
Mark M. Bava, Executive Vice President

Purchaser:

RMPC DIXON, LLC, a Delaware limited liability company

By:______________________________
Timothy M. Jones, Manager